                                                                   EXHIBIT 10.43




                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of December 16, 1999 (the "FOURTH AMENDMENT"), is by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the "LENDER"), and SILVERLEAF RESORTS, INC. (formerly known as SILVERLEAF VACATION CLUB, INC.), a Texas corporation (the "BORROWER")

                              W I T N E S S E T H:

         WHEREAS, Borrower was formerly known as ASCENSION CAPITAL CORPORATION (the "GUARANTOR"), the successor to ASCENSION RESORTS, LTD., a Texas limited partnership (the "ORIGINAL BORROWER"), by merger of EQUAL INVESTMENT COMPANY, a Texas corporation, ASCENSION RESORTS, LTD. and ASCENSION CAPITAL CORPORATION;

         WHEREAS, Lender, Original Borrower and Guarantor were parties to that certain Loan and Security Agreement dated as of August 15, 1995, pursuant to which the Original Borrower executed its Secured Promissory Note in favor of the Lender in the amount of $5,000,000.00, as amended to date (the "NOTE");

         WHEREAS, on December 28, 1995 Ascension Resorts, Ltd. was merged into the Guarantor and Guarantor was thereafter renamed Silverleaf Vacation Club, Inc.;

         WHEREAS, on December 28, 1995, Lender, Borrower and Guarantor amended the Agreement, as such term is hereafter defined, pursuant to a First Amendment to Loan and Security Agreement dated as of December 28, 1995 (the "FIRST AMENDMENT") to, among other things, evidence Lender's approval of the merger of Ascension Resorts, Ltd. into Ascension Capital Corporation and to reflect the above-mentioned merger and name change;

         WHEREAS, on October 31, 1996, Lender and Borrower further amended the Agreement pursuant to a Second Amendment to Loan and Security Agreement dated as of October 31, 1996 (the "SECOND AMENDMENT") to, among other things, increase the amount of the Loan, decrease the interest rate, and extend the maturity date of the Loan;

         WHEREAS, pursuant to a commitment letter dated January 26, 1999, Lender and Borrower agreed, among other things, to further modify the terms of the Agreement to, among other things, increase the amount of the Loan, decrease the interest rate, extend the maturity date of the Loan and to reflect the change in Borrower's name to Silverleaf Resorts, Inc.;

         WHEREAS, Lender and Borrower further amended the Agreement pursuant to a Third Amendment to Loan and Security Agreement dated as of March 31, 1999 (the "THIRD AMENDMENT") to amend the Agreement as provided in the January 26, 1999 commitment letter; and

         WHEREAS, Lender and Borrower have agreed to enter into this Fourth Amendment to Loan and Security Agreement dated as of December 16, 1999 (the "FOURTH AMENDMENT") to, among other things, modify the definitions of Borrowing Base and Eligible Notes Receivable.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. ADDITIONAL CREDIT FACILITY. Section 1.1 (Definitions) is hereby amended in part to add the following new paragraph:

                  "(a) ADDITIONAL CREDIT FACILITY. The term "Additional Credit Facility shall mean that certain $75,000,000 credit facility provided by Lender to Borrower pursuant to that certain Loan, Security and Agency Agreement dated of even date herewith (the "Additional Credit Loan Agreement") by and between Borrower and Lender."

2. AGREEMENT. Section 1.1(d) (Agreement) is hereby amended to read as follows:

                  "(e) AGREEMENT. This Loan and Security Agreement by and among the Borrower and the Lender (including the Exhibits and Schedules attached hereto), as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as it may be further amended from time to time."


3. BORROWING BASE. Section 1.1(f) (Borrowing Base) is hereby amended to read as follows:

                  "(g) BORROWING BASE. With respect to each Eligible Notes Receivable pledged to the Lender in connection with each Advance, including any Advance made prior to the date of the Fourth Amendment, an amount equal to: (i) eighty-five percent (85%) of the remaining principal balance of each such Eligible Note Receivable having a maximum term of ninety-six months or less; (ii) eighty percent (80%) of the remaining principal balance of each such Eligible Note Receivable having a term greater than ninety-six months but less than one hundred twenty months or (iii) seventy-five percent (75%) of the principal balance of each such Eligible Note Receivable which is a Zero Payment Eligible Note Receivable, as such term is hereinafter defined, provided that upon submission to Lender by Borrower of satisfactory written evidence that the first monthly payment with respect to a Zero Payment Eligible Note Receivable has been received by Borrower, the Borrowing Base shall, with respect to such Zero Payment Eligible Note Receivable, be increased to: (y) eighty-five percent (85%) of the remaining principal balance of each such Zero Payment Eligible Note Receivable having a maximum term of ninety-six months or less or (z) eighty percent (80%) of the remaining principal balance of each such Eligible Note Receivable having a term greater than ninety-six months but less than one hundred twenty months."

4. COLLATERAL. Section 1.1(j) (Collateral) is hereby amended in part as follows:


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

                           "(k) COLLATERAL. Collectively, all now owned or
                  hereafter acquired right, title and interest of the Borrower, in all of the following:

                           (i) Pledged Notes Receivable and all proceeds of or
                  from them;

                           (ii) Mortgages and all proceeds of or from them;

                           (iii) Documents, instruments, accounts, chattel
                  paper, and general intangibles relating to the Pledged Notes Receivable and the Mortgages;

                           (iv) Extensions, additions, improvements,
                  betterments, renewals, substitutions and replacements of, for or to any of the Collateral, wherever located, together with the products, proceeds, issues, rents and profits thereof, and any replacements, additions or accessions thereto or substitutions thereof;

                           (v) All books, records, reports, computer tapes,
                  disks and software relating to the Collateral; and

                           (vi) All Collateral under the Additional Credit
                  Facility and the Inventory Loan, as such term is hereinafter defined.

5. ELIGIBLE NOTES RECEIVABLE. Sections 1.1(s) (vii) and (xi) and the last paragraph of Section 1.1(s) (Eligible Notes Receivable) are hereby amended to read as follows:

                            "(vii) which shall have an original term of no more than one hundred twenty (120) months;"

                            "(xi) the rate of interest payable on the unpaid balance is at least the rate required so that when the Advance is made in respect of such Eligible Note Receivable the average interest rate on all Eligible Notes Receivable in respect of which Advances are outstanding shall not be less than twelve and one-half percent (12.5%) per annum at any time;"

                  Notwithstanding anything herein to the contrary, the Lenders shall be under no obligation to make Advances in respect of:

                           (i) Crown Resorts Notes Receivable (i.e. Notes
                  Receivables relating to intervals at the Crown Resorts listed on Schedule 4.5(c)(iii)) if Advances have already been made under this Loan and the Existing Credit Facility, in total, in respect of 681 Crown Resorts Notes Receivable, exclusive of
                  [x] Notes Receivable relating to intervals at the Quail Hollow Resort and [z]any other Crown Resort Notes Receivable for which Borrower shall have delivered to Agent an acceptable Mortgagee Title Insurance Policy insuring the Mortgage securing such Crown Resort Note Receivable; and


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



                           (ii) Notes Receivable from Oak N' Spruce Resort if
                  any such Advance, together with any prior Advances made under this Loan Agreement, the Additional Credit Facility and/or the Inventory Loan would exceed, in the aggregate, $32,000,000.00.

6. INVENTORY LOAN. Section 1.1 (Definitions). is hereby amended in part to add the following new paragraph:

                     "(jj) INVENTORY LOAN. The term Inventory Loan shall mean that certain $10,000,000 time share interval inventory loan made or to be made by Lender to Borrower, and all documents executed and/or delivered by Borrower in connection therewith.

7. LOAN DOCUMENTS. Section 1.1 (ll) (Loan Documents) is hereby amended to read as follows:

                     "(oo) LOAN DOCUMENTS. Collectively, this Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the Note, the Environmental Indemnification Agreement, the Negative Pledge Agreement, the Assignment of Notes Receivable and Mortgages, the Lock Box Agreement, the UCC Financing Statements and such other agreements, documents, instruments, certificates and materials as Lender may request to evidence the Obligations, to evidence and perfect the rights and Liens and security interests of Lender contemplated by the Loan Documents and to effectuate the transactions contemplated herein, as such agreements, documents, instruments or certificates may be hereafter amended, renewed, extended, restated or supplemented from time to time."

8.       NOTE.  Section 1.1(ss) (Note) is hereby amended to read as follows:

                     "(vv) NOTE. The Secured Promissory Note evidencing the Loan dated the Closing Date executed and delivered by Borrower to Lender concurrently with the Agreement, as amended and restated by an Amended and Restated Secured Promissory Note dated as of October 31, 1996, as further amended and restated by an Amended and Restated Secured Promissory Note dated March 31, 1999 and as further amended and restated by an Amended and Restated Secured Promissory Note dated December 16, 1999 executed and delivered by Borrower to Lender concurrently with the Fourth Amendment, a copy of which is attached hereto as Exhibit C."

9. ZERO PAYMENT ELIGIBLE NOTE RECEIVABLE. Section 1.1 (Definitions). is hereby amended in part to add the following new paragraph:

                     "(sss) ZERO PAYMENT ELIGIBLE NOTE RECEIVABLE. The term Zero Payment Eligible Note Receivable shall mean a Pledged Note Receivable which satisfies all of the criteria set forth in the definition contained herein of Eligible Note Receivable,


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

                     except that the first monthly payment under the Pledged Note Receivable is not due and payable as of the date of the Advance in question."

10. SUSPENSION OF ADVANCES. Section 2 of the Loan is hereby amended in part to add the following new Section 2.9:

         "2.9   SUSPENSION OF ADVANCES.

              (a) Suspension of Sales. If any stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction shall be issued limiting or otherwise materially adversely affecting any Interval sales activities, other business operations in respect of the Resorts, or the enforcement of the remedies of the Lender hereunder, then, in such event, the Lender shall have no obligation to make any Advances hereunder: (i) in respect of Pledged Notes Receivable from the sale of Intervals which are the subject of any stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction has been issued until the stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction has been lifted or released to the satisfaction of the Lender and (ii) in respect of Pledged Notes Receivable from the sale of Intervals at any Resort if: (x) the stay, order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction in question has not been lifted or released to the satisfaction of the Lender within sixty (60) days of its issuance and (y) there is a reduction in the total number of sales of Intervals by the Borrower in any Loan Year of more than twenty percent (20%) from the total number of sales of Intervals in the immediately preceding Loan Year.

              (b) Change in Control. If there shall occur a change, singly or in the aggregate, of more than fifty percent (50%) of the executive management of the Borrower as described in Schedule E hereto, the Lender shall have no obligation to make any Advances hereunder, unless within thirty (30) days prior thereto Borrower provides Lender with written information setting forth the replacement executive management personnel of Borrower together with a description of those Persons' experience, ability and reputation, and Lender, acting in good faith, determines that the replacement management personnel's experience, ability and reputation is equal to or greater than that of the Borrower as set forth on Schedule E."

11. GENERAL REPRESENTATIONS AND WARRANTIES. Section 6.20 (Operating Contracts) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "6.20 OPERATING CONTRACTS. The contracts, agreements and arrangements necessary, in Lender's reasonable judgement, for the operation of the Resorts, including, but not limited to, those with respect to utilities, maintenance, management, services, marketing and sales (the "Operating Contracts") are unmodified and in full force and effect and shall remain free and clear of any Lien."

12. COVENANTS. Section 7.1(c) (Consolidation and Merger) is hereby amended as follows:


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

                     "Borrower will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, unless: (i) Borrower is the continuing or surviving corporation in any such consolidation or merger, and (ii) prior to and immediately after such consolidation or merger, Borrower shall not be in default hereunder."

13. COVENANTS. Section 7.1(h)(iv) (Officer's Certificate) is hereby amended in part to add the following new sentence:

                     "The aforementioned Officer's Certificate shall be in the form attached here as Exhibit C."

14. COVENANTS. Section 7.1(l) (Operating Contracts) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(l) OPERATING CONTRACTS. Subject to the rights of the Timeshare Owners' Association as set forth in the Timeshare documents, no Operating Contract shall be modified, extended, terminated or entered into, without the prior written approval of the Lender, if any such modification, extension, termination or new agreement would have a material adverse effect on the operation of the Resort or the Collateral.

15.      COVENANTS. Section 7.2((b) (D) is hereby deleted in its entirety.

16. EVENTS OF DEFAULT. Section 8.1(n) (Death or Disability of Robert Mead or Default of Guarantor) is hereby deleted in its entirety.

17. EVENTS OF DEFAULT. Section 8.1(p) (Suspension of Sales) is hereby deleted in its entirety and Section 8.1(q) (Violation of Negative Covenants) is hereby redesignated as Section 8.1(o).

18. MODIFICATION OF ELIGIBLE NOTES RECEIVABLE. Section 44 (Modification of Eligible Notes Receivable) of the Third Amendment is hereby amended to read as follows:

                     "Notwithstanding anything herein to the contrary, Borrower shall have the right to modify the interest rate and term only of the Eligible Notes Receivable without the Lender's prior consent, provided that: (i) any such change in the rate of interest on any one or more Eligible Notes Receivable shall not reduce the average interest rate on all Eligible Notes Receivable to less than twelve and one half percent (12 1/2 %) per annum at any time; (ii) the term of no Eligible Notes Receivable shall be increased to a term longer than one hundred twenty (120) months from its original date; (iii) at no time may the Borrower so modify the terms of more than fifteen percent (15%) of the outstanding principal balance of all Eligible Notes Receivable at any time; (iv) Borrower immediately provide Lender with notice of any such modification together with any original documentation evidencing such modification and
                     (v) no Eligible Note Receivable is modified more than once in any twelve (12) month period or more than twice during the term of such Eligible Note Receivable."


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

19. ASSUMPTION OF OBLIGATIONS UNDER ELIGIBLE NOTES RECEIVABLE. Notwithstanding anything herein to the contrary, upon the sale by a Purchaser of an Interval, the new Purchaser of the Interval may be substituted as obligor under the Eligible Note Receivable in question, provided that: (i) said new Purchaser assumes in writing all of the obligations of the original obligor under the Eligible Note Receivable in question; (ii) the Eligible Note Receivable continues to meet all of the criteria for an Eligible Note Receivable as set forth herein and (iii) the new Purchaser has made a cash down payment equal to at least 10% of the original sales price of the Interval in question, which down payment shall be in addition to the cash down payment made by the original obligor.

20. EXHIBITS AND SCHEDULE. Exhibits A and B are hereby deleted in their entirety and in their place and stead is substituted Exhibits A and B as attached to the Fourth Amendment.

21.      DEFINITIONS. Sections 1.1 (a), (b), (c), (e), (g), (h), (i), (l), (m),
(n), (o), (p), (q) (r), (s), (t), (u), (v), (w), (x), (y), (z), (aa), (bb),
(cc), (dd), (ee), (ff), (gg), (hh), (ii), (jj), (kk), (mm), (nn), (oo), (pp),
(qq), (rr), (ss), (tt), (uu), (vv), (ww), (xx), (yy), (zz), (aaa), (bbb), (ccc),
(ddd), (eee), (fff), (ggg), (hhh), (iii), (jjj), (kkk), (lll), (mmm), (nnn) and
(ooo) are hereby redesignated as Sections 1.1 (b), (c), (d), (f), (h), (i), (j),
(m), (n), (o), (p), (q), (r), (s), (t), (u), (v), (w), (x), (y), (aa), (bb),
(cc), (dd), (ee), (ff), (gg), (hh), (ii), (kk), (ll), (mm), (nn), (pp), (qq),
(rr), (ss), (tt), (uu), (vv), (ww), (xx), (yy), (zz), (aaa), (bbb), (ccc),
(ddd), (eee), (fff), (ggg), (hhh), (iii), (jjj), (kkk), (lll), (mmm), (nnn),
(ooo), (ppp), (qqq) and (rrr) respectively. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

22. FURTHER DOCUMENTATION. Borrower agrees to execute and deliver to Lender any and all additional documentation as Lender may now or hereafter require in order to effectuate the terms and conditions of this Fourth Amendment.

23. EFFECT OF AMENDMENT. Except as herein expressly amended, the Agreement shall remain in full force and effect.

24. RATIFICATION AND CONFIRMATION. Except as herein expressly amended, Borrower hereby ratifies, confirms, assumes and agrees to be bound by all of representations, warranties, statements, covenants and agreements set forth in the Agreement and the other Loan Documents, as previously amended by the First Amendment, the Second Amendment and the Third Amendment. The Borrower reaffirms, restates and incorporates by reference all of the representations, warranties, covenants and agreements made in the Loan Documents as if the same were made as of this date. The Borrower agrees to pay the Loan and all related expenses, as and when due and payable in accordance with the Loan Agreement and the other Loan Documents, and to observe and perform the Obligations, and do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default. In addition, to further secure, and to evidence and confirm the securing of, the prompt and complete payment and performance by the Borrower of the Loan and all of the Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Lender, and hereby confirms or reaffirm the prior granting to Lender of, a continuing first priority Lien, mortgage and security interest in and to all of the Collateral, whether now existing or hereafter acquired. Also, as provided in the Loan Documents, the Loan is and shall be further secured by the Liens and security interests in favor of Lender in the properties and interests relating to Additional Eligible Resorts, which now or hereafter serve as collateral security for any Obligations. On the date of the


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

Fourth Amendment and thereafter upon satisfaction of the requirements for approval by Lender of Additional Resorts, Borrower shall record, or cause to be recorded, such mortgages, deeds of trust, deeds to secure debt, assignments, pledges, security agreements and UCC Financing Statements in the appropriate public records of the state in which each Resort is located to further evidence and perfect the Lender's Lien on the Collateral. Borrower agrees to deliver or cause to be delivered by its Affiliates, such mortgages, deeds of trust, deeds to secure debt, assignments, pledges, security agreements and UCC Financing Statements as Lender may deem necessary to further evidence and perfect the Lender's Lien on the Collateral.

25. ESTOPPEL. Borrower acknowledges, agrees and confirms that: (a) Advances under the Loan Agreement have been made prior to the date of the Fourth Amendment; (b) all such Advances made prior to the Closing Date were made in favor of the Original Borrower and the Borrower in respect of the Existing Eligible Resorts; (c) Advances made prior to the date of the First Amendment under the Loan Agreement are deemed as having been made for the benefit of the Borrower and Borrower acknowledges and agrees that Borrower received a direct and substantial financial benefit from such Advances and (d) immediately prior to the date of the Fourth Amendment, and without giving effect to any Advances that may be made pursuant to the Fourth Amendment, the status of the Loan, including the outstanding principal balance thereof is as reflected in the Loan Funding Report delivered to and approved by Lender in connection with the closing of the Fourth Amendment, a copy of which is attached as Exhibit B.

         The Loan constitutes valuable consideration to the Borrower, which consideration is uninterrupted and continuous since the dates on which the Loan was first made. This Fourth Amendment and the other Loan Documents and the Loan modifications and transactions provided for or contemplated hereunder or thereunder, shall in no way adversely affect the Lien or perfection or priority of any Lien of Lender as of the date hereof in and to any Collateral, and are not intended to constitute, and do not constitute or give rise to, any novation, cancellation or extinguishment of any of Borrower's Obligations existing as of the Closing Date to Lender, or of any interests owned or held by Lender (and not previously released) in and to any of the Collateral; it being the intention of the parties that the transactions provided for or contemplated herein shall be effectuated without any interruption in the continuity of the value and consideration received by Borrower, and of the attachment, perfection, priority and continuation in favor of Lender in and to all Collateral and proceeds.

26. EFFECTIVE DATE. This Fourth Amendment shall be effective commencing as of the later of: (1) December 7, 1999, or (2) the satisfaction of the terms of the Fourth Amendment Commitment (which satisfaction shall be evidenced by notice from Lender or Lender's counsel to the Borrower or the Borrower's counsel, respectively).

27. MAXIMUM OBLIGATION OF LENDER UNDER THE LOAN, THE ADDITIONAL CREDIT FACILITY AND THE INVENTORY LOAN. Borrower acknowledges, agrees and confirms that notwithstanding anything to the contrary herein, in any other Loan Document or in any document evidencing or securing the Additional Credit Facility or the Inventory Loan, Lender shall not be obligated to fund any Advance hereunder, which when taken together with the loans or advances made by the Lender to the Borrower under this Agreement, the Additional Credit Facility or the Inventory Loan, would cause the aggregate amount of


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

such loans and advances by the Lender to Borrower to exceed a maximum aggregate amount of $50,000,000.

28. CROSS DEFAULT TO INVENTORY LOAN AND ADDITIONAL CREDIT FACILITY. Notwithstanding anything to the contrary in the Agreement, any default by the Borrower under the Additional Credit Facility and/or the Inventory Loan shall also be a default under this Agreement.

29       ADDITIONAL FUNDING REQUIREMENT FOR OAK N' SPRUCE. Section 5 (b) (ii) of
the Agreement ("Loan Documentation/Collateral") is here by amended as follows:

               (i) In the seventh line of Subsection 5(b) (ii), delete the word "and" after the word "Mortgages".

               (ii) Add the following at the end of Subsection 5(b) (ii):

                    "and (E) with respect to each Eligible Note Receivables from the sale of Intervals at Oak N' Spruce: (i) the original UCC-1 Financing Statement, naming the Purchaser of the Interval giving rise to the Eligible Note Receivable as debtor and the Borrower as secured party (the "PURCHASER FINANCING STATEMENT"), perfecting Borrower's security interest in the applicable Interval to secure the Purchaser's obligations under the Eligible Note Receivable and (ii) a UCC-3 Assignment, naming the Borrower as assignor and the Agent as assignee on behalf of the Lenders, assigning to the Agent, on behalf of the Lenders, all of the Borrower's right, title and interest under each Purchaser Financing Statement."

30. FORM OF COLLATERAL ASSIGNMENT OF NOTES RECEIVABLE AND INTERVAL MORTGAGES. From and after the date hereof, for purposes of Section 5(b)(iii) of the Agreement, the Assignment of Notes Receivable and Mortgages shall be in the form attached here as Exhibit F1 and any amendment to any such previously recorded assignment shall be in the form attached here as Exhibit F2

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed on their behalf as of the day and year first written above.

Witnessed By:

/s/ MELISSA [ILLEGIBLE]                     TEXTRON FINANCIAL CORPORATION
-----------------------------------
                                            By: /s/ JOHN T. D'ANNEBALE
/s/ MARY PELLENGER                             ----------------------------
-----------------------------------         Name: John T. D'Annebale
                                            Its:  Asst. Vice President

                                            SILVERLEAF RESORTS, INC.
/s/ GEORGE R. BEDELL
-----------------------------------
                                            By: /s/ ROBERT E. MEAD
/s/ SANDRA CEARLEY                             ----------------------------
-----------------------------------         Name: Robert E. Mead
                                            Its:  Chief Executive Officer


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


STATE OF CONNECTICUT       )
                           )      ss:  East Hartford
COUNTY OF HARTFORD         )

         At East Hartford in said County and State on this 16th day of December, 1999, personally appeared John T. D'Annebale, duly authorized Vice President of Textron Financial Corporation, and he acknowledged the foregoing instrument by him signed and sealed to be his free act and deed and the free act and deed of Textron Financial Corporation.

         Before me:        /s/ CHRISTINE M. CORDEIRA
                           --------------------------------------
                           Notary Public in and for said State
                           My Commission Expires:  April 30, 2002
                           Commissioner of the Superior Court



STATE OF TEXAS             )
                           )      ss:
COUNTY OF DALLAS           )

         At Dallas in said County and State on this 8th day of December, 1999, personally appeared Robert E. Mead, Chief Executive Officer, duly authorized officer of SILVERLEAF RESORTS, INC., and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Silverleaf Resorts, Inc., a Texas corporation, on behalf of the corporation.

         Before me:        /s/ SANDRA G. CEARLEY
                           -----------------------------------
                           Notary Public in and for said State
                           My Commission Expires: 12-28-2002



                                     [SEAL]